Exhibit No. 99.2

eHOMECREDIT CORP.
FINANCIAL STATEMENTS
DECEMBER 31, 2004

eHOMECREDIT CORP.

FINANCIAL STATEMENTS

DECEMBER 31, 2004

CONTENTS

Reference

Independent Auditors' Report

Balance Sheet	Pages 1 - 2

Income Statement	Page 3

Statement of Stockholders' Equity	Page 4

Statement of Cash Flows	Pages 5 - 6

Notes to Financial Statements	Pages 7 - 12

Computation of Adjusted Net Worth to Determine Compliance With New York State Banking Department Net Worth Requirements	Page 13

HIRSHFIELD AND KANTOR LLP
CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS' REPORT

The Stockholders and Board of Directors eHomeCredit Corp.

We have audited the accompanying balance sheet of eHomeCredit Corp. as of December 31, 2004, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of eHomeCredit Corp. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The computation of adjusted net worth included in this report is presented for the purpose of additional analysis and is not a required part of the financial statements of eHomeCredit Corp. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
HIRSHFIELD AND KANTORLLP

Melville, New York
March 25, 2005

534 BROADHOLLOW ROAD s SUITE 302 s MELVILLE, NY 11747 s PHONE: (631) 293-1234 s FAX: (631) 293-3999

eHOMECREDIT CORP.
BALANCESHEET
DECEMBER 31, 2004

ASSETS

Cash and cash equivalents	2,455,030
Mortgages receivable - collateralized - net of unearned discounts and deferred loan costs of $51,404		7,835,957
Mortgages receivable - held for investment		195,746
Accrued interest receivable		4,032
Other receivables		29,235
Loan receivable - officer		114,673
Prepaid expenses		186,878
Property and equipment - net of accumulated depreciation		407,407
Security deposits		3,760
Refundable income taxes		5,965
Total assets	$11,238,683

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
BALANCESHEET
DECEMBER 31, 2004

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Warehouse notes payable - secured by mortgages receivable		$7,816,181
Notes payable - secured		181,000
Loans payable - unsecured		9,302
Payroll taxes payable		132,540
Other payables		2,013
Accrued expenses - commissions		10,245
- interest		23,757
- other		604,360
Total liabilities		8,779,398

Stockholders' equity
Common stock - no par value;
authorized - 200 shares;
issued - 134 shares, 29 shares held as treasury stock	$600,200
Capital in excess of par	5,074,137
Retained earnings (deficit)	(2,693,672)
Treasury stock - at cost	(521,380)

Total stockholders' equity		2,459,285

		$11,238,683

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2004

Gain on sales of mortgages and brokerage income		S 5,265,464
Interest income		261.933
		5,527,397
Operating expenses
Interest expense	$204,380
Operating expenses	6,546,755	6,751,135

Loss from operations		(1,223,738)

Other income (expense)
Interest expense - other		(32,524)
Loss on sale of owned real estate		41,785

NET LOSS		$1 298 047

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2004

		Additional	Retained
	Common	Paid-in	Earnings	Treasury
	Stock	Capital	(Deficit)	Stock	Total

Balance - January 1, 2004	$600,200	$2,028,137	$(1,395,625)	$(521,380)	$711,332

Contribution of capital		3,046,000			3,046,000

Net loss			(1,298,047)		(1,298,047)

Balance -December 31, 2004	$600,200	$5,074,137	$(2,693,672)	$(521,380)	$2,459,285

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004

Operating activities
Net loss		$(1,298,047)
Adjustments to reconcile net lossto net cash used for operating activities
Depreciation and amortization	$222,108
Amortization of unearned discounts on mortgages receivable held for investment	(1,600)
Loss on sale of real estate	41,785
Changes in operating assets and liabilities
Decrease in mortgages receivable
Decrease in accrued interest receivable	845,245
Decrease in refundable income taxes	36,462
Decrease in other receivables	10,534
Increase in prepaid expenses	2,127
Decrease in accrued interest payable	(77,060)
Increase in loans payable - unsecured	(15,461)
Increase in other payables	9,302
Decrease in accrued income taxes	2,013
Decrease in accrued expenses	(7,545)
Increase in payroll taxes payable	(466,710)

Net cash used for operating activities (Forwarded)	114,330	715,530

Investing activities		(582,517)
Purchase of property and equipment
Increase in security deposits
Return of principal of investments in mortgages	(50,510)
Proceeds from sale of owned real estate	(3,760)
Investment in mortgages receivable	233,746
Increase in loan receivable - officer	139,555
Repayment of loan receivable - officer	(45,000)

Net cash provided by investing activities (Forwarded)	(138,036)
	23,363

		159,358

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004

Net cash used for
operating activities	$(582,517)
(Brought forward)

Net cash provided by investing activities	159,358
(Brought forward)

Financing activities
Decrease in notes payable - warehouse	(537,997)
Decrease in notes payable - secured	(19,000)
Contribution of capital	3,046,000

Net cash provided by financing activities	2,489,003

Net increase in cash	2,065,844

Cash and cash equivalents at beginning of year	389,186

Cash and cash equivalents at end of year	$2,455,030

SUPPLEMENTARY INFORMATION

Customers' deposits - Customers' deposits are assumed to be debts that are settled within 90 days.

Warehouse notes payable - These borrowings are considered to be individual loans that are secured by individual mortgages, and are expected to be repaid within three months.

Income taxes and interest paid - During the year, the Company made income tax payments of $4,972. Interest paid during the year was $252,365 consisting primarily of warehouse interest.
Mortgages held for investment - Two mortgages held for sale in the prior year were reclassified to mortgages held for investment.

Property and equipment - Furniture and computer cables with a book value of $102,585 that was paid for by the Company's former landlord was offset against deferred rent payable.

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

BACKGROUND INFORMATION

eHomeCredit Corp. is a licensed mortgage banker in 41 states. The Company originates primarily conventional conforming loans that meet FNMA or FHLMC underwriting standards, or standards that generally meet such guidelines; and non-conforming loans which generally have higher interest rates than conforming loans and focus on borrowers whose borrowing needs are not served by traditional financial institutions. In addition, the Company is a HUD-Approved Title II lender. The majority of the loan origination volume is generated from mortgages closing in New York, Massachusetts, Pennsylvania, and New Jersey. Mortgages are subsequently sold servicing released in the secondary market.

eHomeCredit also brokers conventional loans that are closed by other investors.

BUSINESS TRENDS

For the past three years, eHomeCredit has incurred increasing losses and has continued to be dependent upon additional capital contributions. Toward the end of 2004, the Company embarked on an extensive restructuring program, which began with bringing in a new management team with extensive experience in the mortgage banking industry. The current ownership of the Company will change during the upcoming year as well. In order to increase revenues the Company has added seasoned loan officers and expanded the loan products available. This has led to an increase in loan applications taken. In addition, the Company has also closely examined costs across the board in an effort to reduce operating expenditures. eHomeCredit has closed unprofitable and marginally profitable branch offices and has reevaluated job functions and staffing levels to increase employee efficiency.

Management believes that the implementation of these changes will result in increased loan production and profitability.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Mortgages receivable- Mortgages receivable (net of unearned discounts) are carried at the lower of cost or market on the aggregate basis. The Company defers direct loan origination costs as a component of unearned discounts.

Property and equipment - Property and equipment are carried at cost. Depreciation is provided over the estimated useful lives of the assets, which generally range from five to seven years. The assets are depreciated utilizing both straight-line and accelerated methods. Capitalized software is amortized over three years. Leasehold improvements are amortized over the life of the lease.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Gain on sales of mortgages - Discount points, loan origination fees, commitment fees and certain direct loan origination costs are deferred and recognized in income along with sales premiums or discounts when loans are sold to permanent investors in the secondary market.

Brokerage income - The Company recognized brokerage income upon the loan closing with the permanent mortgage lender.

Interest income recognition - Interest income in accrued as earned. Loans are placed on a non-accrual status when any portion of the principal or interest is ninety days past due or earlier when concern exists as to the ultimate collectibility of principal or interest. Loans return to accrual status when principal and interest become current and are anticipated to be fully collectible.

Deferred income taxes - The Company's financial statement and tax reporting differ in several areas, primarily in mortgage inventory valuation (mark to market for tax reporting) and depreciation methods. eHomeCredit has chosen not to reflect any deferred income taxes due to conservatism.

Advertising expense - The costs of advertising are being expensed as incurred.

Use of accounting estimates - Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents include time deposits, certificates of deposit, money market funds and all highly liquid debt instruments with original maturities of three months or less.

The Company maintains cash balances at several financial institutions. Accounts at each of these institutions are insured by the Federal Deposit Insurance Corporation up to $100,000 and often exceed insured limits.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The estimated fair value of the Company's mortgages receivable held for sale is approximately $8,022,000. The carrying amount for all other financial instruments approximates fair value.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

MORTGAGES RECEIVABLE - HELD FOR INVESTMENT

The mortgages receivable are carried at cost or net realizable amounts, with interest rates ranging from 9.5% to 12%. One of the mortgages was satisfied subsequent to year-end.

OTHER RECEIVABLES

Other receivables consists primarily of $8,173 first mortgage payments due from borrowers and $19,341 of advances to salespeople.

PROPERTY AND EQUIPMENT

The property and equipment of the Company consisted of the following:
Office furniture and equipment	$1,801,860
Computer hardware and software	2,604,582
Leasehold improvements	361,127
4,767,569
Less accumulated depreciation and amortization	4,360,162
$407,407

Depreciation and amortization expense for the current year totaled $222,108.

WAREHOUSE NOTES PAYABLE - SECURED

eHomeCredit has warehouse lending agreements with two financial institutions. These lines provide the Company with $15,000,000 and $10,000,000, respectively, of borrowing lines that are collateralized by the individual loans in the Company's mortgage inventory.

The first line is subject primarily to interest rates at LIBOR plus 4% and expires on demand. eHomeCredit must maintain acceptable tangible net worth of $50,000. In addition, this agreement contains other covenants including compliance with various financial ratios. The Company did not meet its current ratio.

The second line is subject primarily to interest rates at 2% over the prime rate, subject up to a.5% rate decrease based on line usage. The warehouse line expires June 30, 2005. This line contains various financial covenants including the maintenance of an adjusted tangible net worth requirement of $1,250,000, a $325,000 balance in a maintenance account, various financial ratios and the pledge of $250,000 of one of the stockholder's assets.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTES PAYABLE - SECURED

The Company has two demand notes payable to related parties, which are secured by unencumbered mortgages. Interest is being paid on these notes at a rate of 9% and 12% per annum. No demand for payment has been made at balance sheet date.

INCOME TAXES

Taxes were accrued based on minimums or allocated capital in various states. These amounts are included in operating expenses.

At December 31, 2004, the Company has net operating losses in excess of $2,300,000, which can be used to offset income in future periods. The carryforwards expire at various dates through 2023.

ESCROWS

Approximately $218,000 is being held in trust in regard to escrows on unsold mortgages receivable, upfront MIP's and compliance escrows. Neither the cash nor the offsetting liability is reflected on the balance sheet.

LEASES

eHomeCredit is obligated under various operating lease agreements for office space in Carle Place, New York and several other cities within the United States. These agreements contain certain escalation clauses and requirements that the Company pay taxes, insurance and maintenance costs.

Future minimum rental payments due under these operating leases are as follows:

	Minimum Rental Payments
	New York	Other States	Total
Years ending December 31
2005	$167,997	$46,357	$214,354
2006	-0-	19,726	19,726
2007	-0-	9,600	9,600
	$167.997	$75,683	$243.680

The Company also leases various offices on a month-to-month basis.

Gross rental and utilities expense for the year ended December 31, 2004 was $433,555.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

LEASES (Continued)

The Company leases office equipment under various operating leases with monthly payment totaling $870 per month with remaining lease periods from 25 to 58 months.

401(k) PENSION COSTS

The Company sponsors a 401(k)-pension plan, which is available to substantially all employees. Participants may elect to defer up to 12% of their annual compensation, subject to an annual limitation as provided by the Internal Revenue Code. The plan requires the Company to make contributions equal to 25% of each participant's contribution up to a maximum of 1% of the employee's compensation, eHomeCredit froze the 401(k) plan as of August 31, 2004, and made no matching contributions during 2004. Employee and employer contributions are fully vested immediately.

RELATED PARTY TRANSACTIONS

The Company paid $20,250 of interest to related parties in 2004.

No interest is being charged on the loan to a stockholder.

NET WORTH REQUIREMENTS

The Company is subject to statutory requirements for minimum net capitalization, which vary by state. Under the most restrictive of these requirements, the Company must maintain net worth of at least $250,000.

In order to maintain its approvals with various investors and regulatory agencies eHomeCredit must maintain a certain amount of acceptable net worth. The most restrictive net worth requirement is $250,000 plus 2/10% of the outstanding principal balances of any mortgages that the Company is servicing for the investor. Similarly, acceptable net worth is the value of the stockholders' equity, less unacceptable assets, if any. Based on this computation the Company's net worth requirement is $250,000.

eHomeCredit is in compliance with the above-mentioned net worth requirements.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

COMMITMENTS

Commitments to close loans at locked-in rates have off-balance sheet market risk to the extent that the Company does not obtain matching commitments from investors to purchase these loans, which exposes the Company to the lower of cost or market valuation environment.

eHomeCredit has issued approximately $7,790,000 of locked-in rate commitments. These locked-in rate commitments, for which the Company normally receives a fee, are usually issued for up to a three-month period. In order to insulate itself from the impact of interest rate fluctuations regarding the locked-in commitments, the Company has obtained best effort's commitments from investors to accept delivery at predetermined interest rates. The Company does not anticipate any material losses from such sales.

Additionally, eHomeCredit has issued approximately $1,370,000 of commitments to applicants to close loans at prevailing interest rates. The Company, in order to assure itself of a market place to sell its loans, has agreements with investors who will accept all loans meeting investor criteria, to deliver the loans at the rate prevailing at the time of delivery.

CONTINGENCIES

Loans sold under investors programs are subject to repurchase or indemnification if they fail to meet the origination criteria of those programs. In addition, loans sold to investors are also subject to repurchase or indemnification if the loan is two or three months delinquent during a set period that usually varies from the first six months to a year after the loan is sold. The Company has paid or accrued amounts to investors that represent expected indemnification losses on mortgages. Additional losses on these mortgages, if any, are not expected to be material. There was one current request for indemnification pending and no requests for repurchase pending.

A lawsuit has arisen in the normal course of business. It is management's belief after consultation with counsel, that the ultimate resolution of this action will not have a material adverse effect on the financial position of the Company.

eHOMECREDIT CORP.
COMPUTATION OF ADJUSTED NET WORTH TO DETERMINE COMPLIANCE
WITH NEW YORK STATE BANKING DEPARTMENT NET WORTH REGULATIONS
DECEMBER 31, 2004

Stockholders' Equity per Balance Sheet	$2,459,285

Less: Unacceptable asset
Stockholder loan	114,673

Adjusted Net Worth for New York State Banking Department
Requirement Purposes	$2,344,612